Exhibit 99.5


MBNA MASTER CREDIT CARD TRUST 1993-3

KEY PERFORMANCE FACTORS
July, 1997

Scheduled Maturity                                      3/15/99


Coupon                                                  5.40%


Excess Protection Level
   3 Month Average  5.96%
     July, 1997  6.05%
     June, 1997  5.92%
     May, 1997  5.93%



Cash Yield                                              18.54%


Investor Charge Offs                                    5.08%


Base Rate                                               7.40%


Over 35 Day Delinquency                                 4.90%


Seller's Interest                                       15.28%


Total Payment Rate                                      10.97%


Total Principal Balance                                $6,029,451,916.58


Investor Participation Amount                          $750,000,000.00


Seller Participation Amount                            $921,118,583.29